UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2019

Fingermotion, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	000-55477	20-0077155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

1460 Broadway

New York, New York 10036

(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code: (347) 349-5339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 7, 2019, Shanghai JiuGe Information Technology Co., Ltd. (“JiuGe”), a contractually controlled affiliate of Fingermotion, Inc. (the “Company”), entered into that certain Yunnan Unicom Electronic Sales Platform Construction and Operation Cooperation Agreement (the “Cooperation Agreement”) with China United Network Communications Limited Yunnan Branch (“China Unicom”). Under the Cooperation Agreement, JiuGe is responsible for constructing and operating China Unicom’s electronic sales platform through which consumers can purchase various goods and services from China Unicom, including mobile telephones, mobile telephone service, broadband data services, terminals, “smart” devices and related financial insurance. The Cooperation Agreement provides that JiuGe is required to construct and operate the platform’s webpage in accordance with China Unicom’s specifications and policies, and applicable law, and bear all expenses in connection therewith. As consideration for the services it provides under the Cooperation Agreement, JiuGe receives a percentage of the revenue received from all sales it processes for China Unicom on the platform.

The Cooperation Agreement expires three years from the date of its signature, but it may be terminated by (i) JiuGe upon three months’ written notice or (ii) by China Unicom unilaterally. The Cooperation Agreement contains customary representations from each party regarding such party’s authority to enter into and perform under the Cooperation Agreement, and provides customary events of default, including for various types of failure to perform. Any disputes arising between the parties under the Cooperation Agreement will be adjudicated in Chinese courts.

This description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Cooperation Agreement, which is attached hereto as Exhibits 10.1 and is incorporated herein by this reference. A copy of the press release announcing the Cooperation Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1*

English Translation of Yunnan Unicom Electronic Sales Platform Construction and Operation Cooperation Agreement, dated as of July 7, 2019, between Shanghai JiuGe Information Technology Co., Ltd. and China United Network Communications Limited Yunnan Branch

99.1	Press Release dated July 12, 2019

* Certain portions of this exhibit that are not material and would likely cause competitive harm to the registration if publicly disclosed have been redacted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

Date: August 8, 2019	/s/ Martin Shen
Martin Shen
Chief Executive Officer